FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2010

Compliance Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-54007	20-4292198
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

50 Glen Street, Suite 308
Glen Cove, NY 11542	11542
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Introductory Comment - Use of Terminology

Throughout this Current Report on Form 8-K, the terms “we,” “us” and “our” refers to the registrant, Compliance Systems Corporation and, where applicable, its wholly-owned subsidiaries, including Call Compliance Inc. and Execuserve Corp., on a consolidated basis.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On November 18, 2010, we received a notice from Agile Opportunity Fund, LLC (“Agile”), the owner of record of two Secured Convertible Debentures of our company in the aggregate principal amount of $1.94 million (collectively, the “Agile Debentures”), that Agile has declared us to be in default under the Agile Debentures.  The default relates to our failure to make interest payments under the Agile Debentures.  The amount of accrued and unpaid interest due under the Agile Notes is $ $281,939.01, as of October 31, 2010, the most recent interest payment date under the Agile Debentures.  We have five business days in which to cure such default and, if we fail to so cure the default, an Event of Default will be deemed to have occurred.  Upon the occurrence of an Event of Default, the interest rate on the Agile Debentures increases to 24.99% per annum from 20% per annum.  (It is noted that the Agile Debentures include provisions that require us to make an additional payment when the Agile Debentures are repaid, such that Agile’s annualized rate of return on the principal amounts loaned to us equals 30%.)  Our obligations under the Agile Debentures are secured by all of our assets pursuant to an Amended and Restated Security Agreement, dated as of February 9, 2010, we entered into with Agile.  Accordingly, upon the occurrence of an Event of Default, Agile is entitled to enforce its rights as a secured lender, including the right to foreclose on all of our assets up to the amount owing under the Agile Debentures.  We do not believe that the value of our assets subject to foreclosure by Agile is equal to or exceeds the amount owing under the Agile Debentures.

The Agile Debentures consist of two separate secured convertible debentures.  The first, issued as of February 9, 2010, is in the principal amount of $1.765 million and was issued pursuant to Amended and Restated Securities Purchase Agreement, dated as of February 5, 2010, among Agile, us and others; and the second, issued on July 1, 2010, is in the principal amount of $175,000 and was issued pursuant to an Omnibus Amendment and Securities Purchase Agreement, dated as of July 1, 2010, between the Corporation and Agile.

Dean Garfinkel, currently our president and chief executive officer, Barry Brookstein, currently our chief financial officer, and Spirits Management, Inc., a company in which Mr. Brookstein is the sole officer and stockholder, each granted Agile a limited non-recourse guaranty with respect to the amounts due under the Agile Debentures.  Such non-recourse guarantees are limited to preferred stock of our company held by the guarantors.  The preferred stock subject to the limited guarantees consists of:
•
200,000 shares of our Series A Senior Convertible Voting Non-Redeemable Preferred Stock (the “Series A Preferred Stock”), 500,000 shares of our Series B Senior Subordinated Convertible Voting Redeemable Preferred Stock (the “Series B Preferred Stock”) and 406,992 shares of Series C Senior Subordinated Convertible Voting Redeemable Preferred Stock (the “Series C Preferred Stock”) owned by Mr. Brookstein;

•	466,750 shares of Series C preferred Stock owned by Mr. Garfinkel; and
•	750,000 shares of Series B Preferred Stock and 450,601 shares of Series C Preferred Stock owned by Spirits Management, Inc.

At the current exchange rate, the preferred stock subject to the non-recourse guarantees is convertible into a total of 282,855,707 shares of our common stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

We have received from Dean Garfinkel his resignation as a director and as our president and chief executive officer, all effective upon our filing of this Current Report on Form 8-K.  A copy of Mr. Garfinkel’s resignation letter, dated November 23, 2010, has been made Exhibit 10.8 to this Form 8-K.

We believe that there was no disagreement between Mr. Garfinkel and us on any matter relating to our operations, policies or practices.  We have furnished Mr. Garfinkel with a copy of the disclosure made in this Item 5.02 and are providing Mr. Garfinkel with the opportunity to furnish us as promptly as possible with a letter addressed to us stating whether he agrees with the statements disclosed in this Item 5.02 and, if not, stating the respects in which he does not agree.  Should Mr. Garfinkel provide us with such a letter, we will file the letter as an exhibit in an amendment to this Form 8-K.

Upon Mr. Garfinkel’s resignation becoming effective, Barry M. Brookstein, our current chief financial officer and director, will assume the position of our chief executive officer on an interim basis.  Information concerning Mr. Brookstein and his background and business experience has previously been disclosed in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2010.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Exhibit Description
10.1
Amended and Restated Secured Convertible Debenture of Compliance Systems Corporation, dated February 9, 2010, payable to Agile Opportunity Fund, LLC and in the principal amount of $1,765,000.  [Incorporated by reference to Exhibit 10.22 to the Current Report on Form 8-K (Date of Report: February 5, 2010) of Compliance Systems Corporation, filed with the SEC on February 17, 2010.]

10.2
Amended and Restated Security Agreement, dated as of February 9, 2010, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K (Date of Report: February 5, 2010) of Compliance Systems Corporation, filed with the SEC on February 17, 2010.]

10.3
Secured Convertible Debenture of Compliance Systems Corporation, dated July 1, 2010, in the principal amount of $175,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (Date of Report: June 30, 2010) of Compliance Systems Corporation, filed with the SEC on July 12, 2010.]

10.4
Limited Non-Recourse Guaranty Agreement, dated as of May 6, 2008, between Dean Garfinkel and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.5
Limited Non-Recourse Guaranty Agreement, dated as of May 6, 2008, between Barry Brookstein and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.6
Limited Non-Recourse Guaranty Agreement, dated as of May 6, 2008, between Spirits Management, Inc. and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.7
Stock Pledge Agreement, dated as of May 6, 2008, between (sic) Agile Opportunity Fund, LLC, Dean Garfinkel and Barry Brookstein.  [Incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K (Date of Report: May 6, 2008) of Compliance Systems Corporation, filed with the SEC on May 12, 2008.]

10.8	Letter of Dean R. Garfinkel, dated November 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2010	Compliance Systems Corporation

	By:	/s/ Barry M. Brookstein
Barry M. Brookstein
Chief Financial Officer